UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 29, 2021

PB Bankshares, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	333-254209	86-3947794
(State or Other Jurisdiction)	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

185 East Lincoln Highway, Coatesville, Pennsylvania		19320
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:               (610) 384-8282

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
      CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
      CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not Applicable	Not Applicable	Not Applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 8.01 Other Events

On June 29, 2021, the depositors of Prosper Bank (the “Bank”) approved the Plan of Conversion whereby the Bank will convert from the mutual to the stock form of organization.

PB Bankshares, Inc. (the “Company”), the proposed holding company for the Bank, also reported that sufficient orders were received in the subscription offering such that it is expected that no community offering or syndicated offering will be held.  The closing of the offering and conversion remains subject to customary final regulatory approvals.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits
Exhibit Description
99.1	Press Release dated June 29, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PB BANKSHARES, INC.

DATE: June 29, 2021	By: /s/ Janak M. Amin
Janak M. Amin
President and Chief Executive Officer